EXHIBIT 24

                       POWERS OF ATTORNEY
                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the Worthington Industries, Inc. Deferred Profit Sharing Plan and certain of its common stock for offering and sale in connection therewith, hereby constitutes and appoints Donal H. Malenick, Donald G. Barger, Jr. and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all further amendments thereto, and to file the same, with all exhibits thereto, and other doucments in connections therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of February 23, 1995.

                              /s/John H. McConnell
                              John H. McConnell


                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the Worthington Industries, Inc. Deferred Profit Sharing Plan and certain of its common stock for offering and sale in connection therewith, hereby constitutes and appoints Donal H. Malenick, Donald G. Barger, Jr. and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all further amendments thereto, and to file the same, with all exhibits thereto, and other doucments in connections therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of February 23, 1995.

                              /s/ John P. McConnell
                              John P. McConnell


                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the Worthington Industries, Inc. Deferred Profit Sharing Plan and certain of its common stock for offering and sale in connection therewith, hereby constitutes and appoints Donal H. Malenick, Donald G. Barger, Jr. and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all further amendments thereto, and to file the same, with all exhibits thereto, and other doucments in connections therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of February 23, 1995.

                              /s/ Donal H. Malenick
                              Donal H. Malenick


                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the Worthington Industries, Inc. Deferred Profit Sharing Plan and certain of its common stock for offering and sale in connection therewith, hereby constitutes and appoints Donal H. Malenick, Donald G. Barger, Jr. and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all further amendments thereto, and to file the same, with all exhibits thereto, and other doucments in connections therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of February 23, 1995.

                              /s/Pete A. Klisares
                              Pete A. Klisares


                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the Worthington Industries, Inc. Deferred Profit Sharing Plan and certain of its common stock for offering and sale in connection therewith, hereby constitutes and appoints Donal H. Malenick, Donald G. Barger, Jr. and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all further amendments thereto, and to file the same, with all exhibits thereto, and other doucments in connections therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of February 23, 1995.

                              /s/ Robert J. Klein
                              Robert J. Klein


                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the Worthington Industries, Inc. Deferred Profit Sharing Plan and certain of its common stock for offering and sale in connection therewith, hereby constitutes and appoints Donal H. Malenick, Donald G. Barger, Jr. and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all further amendments thereto, and to file the same, with all exhibits thereto, and other doucments in connections therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of February 23, 1995.

                              /s/ Donald G. Barger, Jr.
                              Donald G. Barger, Jr.


                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the Worthington Industries, Inc. Deferred Profit Sharing Plan and certain of its common stock for offering and sale in connection therewith, hereby constitutes and appoints Donal H. Malenick, Donald G. Barger, Jr. and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all further amendments thereto, and to file the same, with all exhibits thereto, and other doucments in connections therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of February 23, 1995.

                              /s/ Charles D. Minor
                              Charles D. Minor


                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the Worthington Industries, Inc. Deferred Profit Sharing Plan and certain of its common stock for offering and sale in connection therewith, hereby constitutes and appoints Donal H. Malenick, Donald G. Barger, Jr. and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all further amendments thereto, and to file the same, with all exhibits thereto, and other doucments in connections therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of February 23, 1995.

                              /s/Charles R. Carson
                              Charles R. Carson


                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the Worthington Industries, Inc. Deferred Profit Sharing Plan and certain of its common stock for offering and sale in connection therewith, hereby constitutes and appoints Donal H. Malenick, Donald G. Barger, Jr. and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all further amendments thereto, and to file the same, with all exhibits thereto, and other doucments in connections therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of February 23, 1995.

                              /s/ John E. Fisher
                              John E. Fisher


                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the Worthington Industries, Inc. Deferred Profit Sharing Plan and certain of its common stock for offering and sale in connection therewith, hereby constitutes and appoints Donal H. Malenick, Donald G. Barger, Jr. and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all further amendments thereto, and to file the same, with all exhibits thereto, and other doucments in connections therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of February 23, 1995.

                              /s/ John F. Havens
                              John F. Havens


                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the Worthington Industries, Inc. Deferred Profit Sharing Plan and certain of its common stock for offering and sale in connection therewith, hereby constitutes and appoints Donal H. Malenick, Donald G. Barger, Jr. and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all further amendments thereto, and to file the same, with all exhibits thereto, and other doucments in connections therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of February 23, 1995.

                              /s/ Katherine S. LeVeque
                              Katherine S. LeVeque


                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the Worthington Industries, Inc. Deferred Profit Sharing Plan and certain of its common stock for offering and sale in connection therewith, hereby constitutes and appoints Donal H. Malenick, Donald G. Barger, Jr. and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all further amendments thereto, and to file the same, with all exhibits thereto, and other doucments in connections therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of February 23, 1995.

                              /s/ Robert B. McCurry
                              Robert B. McCurry


                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the Worthington Industries, Inc. Deferred Profit Sharing Plan and certain of its common stock for offering and sale in connection therewith, hereby constitutes and appoints Donal H. Malenick, Donald G. Barger, Jr. and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all further amendments thereto, and to file the same, with all exhibits thereto, and other doucments in connections therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of February 23, 1995.

                              /s/ Gerald B. Mitchell
                              Gerald B. Mitchell


                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the Worthington Industries, Inc. Deferred Profit Sharing Plan and certain of its common stock for offering and sale in connection therewith, hereby constitutes and appoints Donal H. Malenick, Donald G. Barger, Jr. and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all further amendments thereto, and to file the same, with all exhibits thereto, and other doucments in connections therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of February 23, 1995.

                              /s/ James Petropoulos
                              James Petropoulos